Exhibit 99.1Exhibit 99.1

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5.8 TRILLION 2.9 2.9 TRILLION TRILLION5.8 TRILLION 2.9 2.9 TRILLION TRILLION

2.9 1.8 TRILLION TRILLION 14.6 B 20 B 154 B 235 B 713 B 1150 B 914 B 1440 B2.9 1.8 TRILLION TRILLION 14.6 B 20 B 154 B 235 B 713 B 1150 B 914 B 1440 B

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Net adjusted EBITDA marginNet adjusted EBITDA margin

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APPENDIXAPPENDIX

• To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction-related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non- GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction-related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income.• To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction-related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non- GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction-related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income.

ACI presents adjusted operating free cash flow, which is defined as net cash provided by operating activities and net after- tax payments associated with significant transaction-related expenses, less capital expenditures. Adjusted operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize adjusted operating free cash flow as a further indicator of operating performance and for planning investment activities. Adjusted operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of adjusted operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that adjusted operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.ACI presents adjusted operating free cash flow, which is defined as net cash provided by operating activities and net after- tax payments associated with significant transaction-related expenses, less capital expenditures. Adjusted operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize adjusted operating free cash flow as a further indicator of operating performance and for planning investment activities. Adjusted operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of adjusted operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that adjusted operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.

Adjusted EBITDA (millions) 2009 Net income $ 20 Plus: Income tax expense 13 Net interest expense 2 Net other expense 7 Depreciation expense 6 Amortization expense 17 Non-cash compensation expense 8 Adjusted EBIDTA $ 73 AOD Segment Net Adjusted EBITDA Margin 2017 2018 2019* Segment Adjusted EBITDA $ (2) $ 12 $ 52 Revenue 426 433 586 Interchange (163) (170) (266) Net Revenue $ 263 $ 263 $ 320 Segment net adjusted EBITDA margin -1% 5% 16% * Represents 12 months ended September 30, 2019. The trailing 12 months information ended September 30, 2019 is calculated by taking the twelve months ended December 31, 2018, subtracting the nine months ended September 30, 2018, and adding the nine months ended September 30, 2019.Adjusted EBITDA (millions) 2009 Net income $ 20 Plus: Income tax expense 13 Net interest expense 2 Net other expense 7 Depreciation expense 6 Amortization expense 17 Non-cash compensation expense 8 Adjusted EBIDTA $ 73 AOD Segment Net Adjusted EBITDA Margin 2017 2018 2019* Segment Adjusted EBITDA $ (2) $ 12 $ 52 Revenue 426 433 586 Interchange (163) (170) (266) Net Revenue $ 263 $ 263 $ 320 Segment net adjusted EBITDA margin -1% 5% 16% * Represents 12 months ended September 30, 2019. The trailing 12 months information ended September 30, 2019 is calculated by taking the twelve months ended December 31, 2018, subtracting the nine months ended September 30, 2018, and adding the nine months ended September 30, 2019.